UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2018

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania		17547
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: 717-426-1931

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2018, Donald H. Nikolaus notified Donegal Mutual Insurance Company (“Donegal Mutual”) and Donegal Group Inc. (“DGI”) in writing that he will retire as President and Chief Executive Officer of Donegal Mutual and his officer positions with all of the subsidiaries of Donegal Mutual and DGI effective September 1, 2018.

The board of directors of Donegal Mutual held a special meeting on June 8, 2018 to appoint Kevin G. Burke, Acting Chief Executive Officer of Donegal Mutual since October 2017, to succeed Mr. Nikolaus. Mr. Burke is the President and Chief Executive Officer of DGI and has served as Executive Vice President and Chief Operating Officer of Donegal Mutual since 2014 and in other positions with Donegal Mutual and DGI since 2000. Mr. Nikolaus will continue to serve as chairman of the board of directors of Donegal Mutual and the subsidiaries of Donegal Mutual and DGI.

Effective September 1, 2018, the employment agreement dated as of July 29, 2011 among Donegal Mutual, DGI and Mr. Nikolaus will terminate as a result of the retirement of Mr. Nikolaus, and the consulting agreement among Donegal Mutual, DGI and Mr. Nikolaus dated as of July 29, 2011 will go into effect. DGI incorporates by reference the descriptions of the employment agreement and the consulting agreement included as part of DGI’s proxy statement for DGI’s 2018 annual meeting of stockholders DGI filed with the Securities and Exchange Commission on March 16, 2018 as though fully set forth in this Item 5.02.

Donegal Mutual issued a press release on June 8, 2018, which DGI files as an exhibit to this Form 8-K Report and which DGI incorporates by reference into this Item 5.02.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Press Release of Donegal Mutual Insurance Company dated June 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.

By:	/s/ Jeffrey D. Miller Jeffrey D. Miller, Executive Vice President and Chief Financial Officer

Date: June 8, 2018